Exhibit 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Trans World Entertainment Corporation (the “Company”) on Form 10-Q for the period ending April 28, 2012 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Robert J. Higgins, Chairman and Chief Executive Officer of the Company and Tom G. Seaver, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of our knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Robert J. Higgins	/s/ Tom G. Seaver

Robert J. Higgins	Tom G. Seaver
Chairman and Chief Executive Officer	Chief Financial Officer
June 7, 2012	June 7, 2012

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